INLAND

Inland American

® REAL ESTATE TRUST, INC.

SUPER TARGET
KROGER
Publix
TARGET
T·J·maxx

10/15/13 Slides for Video Capturing the Recovery Cycle: A Focus on Growth, A Commitment to Value Creation Exhibit 99.2

Forward-Looking Statements
This presentation contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. We intend that these forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,”
“believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. Factors that may cause actual results to differ materially from current expectations are outlined more particularly in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which filings are available from the SEC. These factors include, but are not limited to:
• financial market disruptions current and future economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments;
• our ongoing strategy involves the disposition of properties; however, we may be unable to sell a property at acceptable terms and conditions, if at all.  Our strategy also depends on future acquisitions, and we may not be successful in identifying and consummating these transactions;
• there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time;
• an ongoing investigation by the SEC and the receipt of two related derivative demands by stockholders to conduct investigations and a lawsuit related to the derivative demands.  The SEC’s investigation, the derivative demands, or both could have a material adverse impact on our business;
• funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses;
• there is no established public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program;
• increasing vacancy rates for certain classes of real estate assets and possible disruption in the financial markets could adversely affect the value of our assets;
• we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants;
• our investments in equity and debt securities have materially impacted, and may in the future, materially impact our results;
• the financial covenants under our credit agreement may restrict our ability to make distributions and our operating and acquisition activities;
• our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans;
• two tenants generated a significant portion of our revenue, and rental payment defaults by these significant tenants could adversely affect our results of operations;
• we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance;
• The estimated value of our common stock is based on a number of assumptions and estimates that may not be accurate or complete and is also subject to a number of limitations;
• we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties; and
• if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected.
We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-
looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of our offering. Any representation to the contrary is unlawful.
The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.
The Inland name and logo are registered trademarks being used under license.

10%
8%
6%
4%
2%
0%
-2%
-4%
8.4%
4.9%
2.2%
-0.3%
-1.8%
-1.4%
Retail
Lodging
Office
Industrial
Multi-Family
Total

Inland American REAL ESTATE TRUST, INC.

3 Same-Store NOI Growth Same-store NOI Up 2.2% for the first half of 2013

Fixed
Variable
in Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$274M
$590M
$650M
$921M
$1,359M
2013
2014
2015
2016
2017

Inland American REAL ESTATE TRUST, INC.

4 Debt Maturities % of Total Debt as of 06/30/13 5.2% 11.2% 12.3% 17.5% 25.8%

17%
Office
$1.9B
42 Properties
9%
Ind / Dist
$1.0B
53 Properties
8%
Multi-Family
$0.9B
5,311 Units
5,212 Beds
29%
Lodging
$3.3B
16,345 Rooms
37%
Retail
$4.1B
585 Properties

Inland American
REAL ESTATE TRUST, INC.

5 Core Portfolio as of 12/31/12 Based undepreciated asset values Portfolio contained approximately $3 billion of net lease properties

Office & Ind
Student Housing
Lodging
Multi-Tenant
Retail

Inland American
REAL ESTATE TRUST, INC.

Portfolio after Net Lease Transaction is Closed
Many variables exist over the next 9 months before the final closing of the net lease transaction so the final portfolio breakdown by asset class may differ from portfolio shown above

FFO Reconciliation Slide
In Millions
6/30/2013 6/30/2012
Net income (loss) attributable to the Company (28,270) (48,193)
Add:
Depreciation and amortization related to investment properties and investment in unconsolidated entities 221,213 242,489
Provision for asset impairment reflected in continuing and discontinued operations 189,544 27,887
Impairment, loss and (gain) of investment in unconsolidated entities, net 568 4,200
Impairment, loss and (gain) of investment property reflected in equtiy in earnings of unconsolidated entities, net (3,416) (1,928)
Less:
Gains from property sales and transfer of assets 132,921 (2,231)
Funds from Operations 246,718 226,686
Weighted Average Shares Outstanding 894,679,702 875,037,776
Six months ended